                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /  Preliminary Proxy Statement               / /  Confidential, for Use of the
     Commission Only (as permitted
                by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


               Dunn Computer Corporation D/B/A SteelCloud Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
      /X/ No fee required.
      / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1).
      1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
      4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
      5) Total fee paid:

--------------------------------------------------------------------------------
      / / Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

--------------------------------------------------------------------------------
      2) Form, Schedule or Registration Statement No.:

----------------------------------------------------------
      3) Filing Party:

----------------------------------------------------------
      4) Date Filed:

----------------------------------------------------------

                            DUNN COMPUTER CORPORATION
                             Dba STEELCLOUD COMPANY
                                1306 Squire Court
                             Dulles, Virginia 20166


Dear Stockholder:

         You are cordially invited to attend the annual meeting of the shareholders of Dunn Computer Corporation d/b/a SteelCloud Company, a Virginia corporation (the "Company") to be held at 10:00 a.m. on May 15, 2001, at its offices at 1306 Squire Court, Dulles, Virginia. A Notice of Annual Meeting of Shareholders, Proxy Statement and proxy card are enclosed for your review. All holders of shares of common stock of the Company as of the close of business on March 30, 2001 (the record date), are entitled to notice of, and to vote at, the meeting. The business of the meeting is as follows:

         1. To elect three Class III Directors to serve for the following three years, one Class I Director for the following year and one Class II Director for the following two years and until their successors are duly elected and qualified;

         2. To ratify the appointment of Ernst & Young LLP as independent accountants of the Company for the fiscal year ending October 31, 2001;

         3. To ratify an amendment to the Company's Articles of Incorporation to change the Company's name to SteelCloud Company; and

         4. To transact such other business as may properly be brought before the meeting.

         While shareholders may exercise their right to vote their shares in person, we recognize that many shareholders may not be able to attend the Annual Meeting. Accordingly, we have enclosed a proxy which will enable you to vote your shares on the issues to be considered at the Annual Meeting even if you are unable to attend. All you need to do is mark the proxy to indicate your vote, date and sign the proxy, and return it in the enclosed postage-paid envelope as soon as conveniently possible. If you desire to vote in accordance with management's recommendations, you need not mark your votes on the proxy but need only sign, date and return the proxy in the enclosed postage-paid envelope in order to record your vote.

         If you would like to attend the meeting and your shares are held by a broker, bank or other nominee, you must bring to the meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote your shares at the meeting, you must obtain from the nominee a proxy in your name.

                                           Sincerely,

                                           /S/ Thomas P. Dunne

February 28, 2001                          Chairman and Chief Executive Officer
Dulles,Virginia

                            DUNN COMPUTER CORPORATION
                                D/B/A STEELCLOUD

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 15, 2001
                TO THE SHAREHOLDERS OF DUNN COMPUTER CORPORATION:

         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of Dunn Computer Corporation d/b/a SteelCloud Company (the "Company"), will be held at 10:00 a.m. on May 15, 2001, at the offices of the Company at 1306 Squire Court, Dulles Virginia 20166, for the following purposes:

         1. To elect three Class III Directors to serve for the following three years, one Class I Director for the following year and one Class II Director for the following two years and until their successors are duly elected and qualified;

         2. To ratify the appointment of Ernst & Young LLP as independent accountants of the Company for the fiscal year ending October 31, 2001;

         3. To ratify an amendment to the Company's Articles of Incorporation to change the Company's name to SteelCloud Company; and

         4. To consider and transact such other business as may properly and lawfully come before the Annual Meeting or any adjournment thereof.

         All of the foregoing is more fully set forth in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on March 30, 2001, as the record date for the determination of the shareholders entitled to notice of and to vote at the annual meeting and any adjournments or postponements thereof. Only holders of record of the Company's common stock on the record date are entitled to vote at the meeting. A list of such shareholders will be available at the time and place of the meeting and, during the ten days prior to the meeting, at the office of the Secretary of the Company at the above address.

         If you would like to attend the meeting and your shares are held by a broker, bank or other nominee, you must bring to the meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote your shares at the meeting, you must obtain from the nominee a proxy in your name.

         You can ensure that your shares are voted at the meeting by signing and dating the enclosed proxy and returning it in the envelope provided. Sending in a signed proxy will not affect your right to attend the meeting and to vote in person. You may revoke your proxy at any time before it is voted by notifying Continental Stock Transfer & Trust Company in writing before the meeting, or by executing a subsequent proxy, which revokes your previously executed proxy. The address for the Continental Stock Transfer & Trust Company is 2 Broadway, New York, New York 10004.

         WHETHER OR NOT YOU EXPECT TO ATTEND, WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                           By Order of the Board of Directors

                                           /S/ Thomas P. Dunne
February 28, 2001                          Chairman and Chief Executive Officer
Dulles, Virginia

                         Annual Meeting of Shareholders

                                  May 15, 2001

               --------------------------------------------------

                                 PROXY STATEMENT

               --------------------------------------------------


         The enclosed proxy is solicited on behalf of the Board of Directors of Dunn Computer Corporation d/b/a SteelCloud Company (the "Company") for the annual meeting of shareholders (the "Annual Meeting") to be held at 10:00 a.m. on May 15, 2001 at the Company's headquarters, located at 1306 Squire Court, Sterling, Virginia 20166, or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. These proxy solicitation materials were mailed on or about April 13, 2001 to all shareholders entitled to vote at the meeting.

                               GENERAL INFORMATION

Record Date; Outstanding Shares

         Only shareholders of record at the close of business on March 30, 2001 (the "Record Date"), are entitled to receive notice of and to vote at the Annual Meeting. The outstanding voting securities of the Company as of February 28, 2001 consisted of 9,990,332 shares of common stock, $.001 par value. For information regarding stock ownership by management and holders of more than 5% of the outstanding common stock, see "Securities Ownership of Certain Beneficial Owners and Management."

Voting of Proxies and Revocability

         All shares presented by properly executed proxies will be voted in accordance with the specifications on the proxy. IF NO SUCH SPECIFICATIONS ARE MADE ON AN EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINESS FOR DIRECTORS LISTED UNDER THE CAPTION "ELECTION OF DIRECTORS"; FOR THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001; FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT THE CHANGE OF THE COMPANY'S NAME TO STEELCLOUD COMPANY. A stockholder who has given a proxy pursuant to this proxy solicitation may revoke it at any time before it is exercised by giving written notice thereof prior to the meeting to the Company's transfer agent, Continental Stock Transfer & Trust Company, or by signing and returning a later dated proxy, or by voting in person at the meeting. Sending in a signed proxy will not affect a stockholder's right to attend the meeting and vote in person. However, mere attendance at the meeting will not, in and of itself, have the effect of revoking the proxy.

         The Company has not received any shareholder proposals for inclusion in this proxy statement. If any other matter or matters are properly presented for action at the meeting, the persons named in the enclosed proxy card and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment, unless such authorization is withheld.

         If you would like to attend the meeting and your shares are held by a broker, bank or other nominee, you must bring to the meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote your shares at the meeting, you must obtain from the nominee a proxy in your name.

Required Vote

         The holder of each outstanding share of common stock as of the record date is entitled to one vote on each matter to be voted on at the Annual Meeting. With respect to the election of directors, the holder of each outstanding share of common stock as of the record date is entitled to one vote for as many persons as there are directors to be elected, however shareholders do not have a right to cumulate their votes for directors. The candidates for election as directors will be elected by the affirmative vote of a plurality of the shares of common stock present in person or by proxy and actually voting at the meeting. The affirmative vote of a majority of shares of common stock of the Company voted at the meeting in person or by proxy is required for any matter that may properly come before the meeting.

         THE MATTERS TO BE CONSIDERED AT THE MEETING ARE OF GREAT IMPORTANCE AND THE SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY AND TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Solicitation of Proxies

         The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation personally or by telephone, telecopy, or electronic mail. We have hired Continental Stock Transfer & Trust Company to assist in the solicitation process. The Company estimates the cost of solicitation to be $1,800.00.

Quorum; Abstentions; Broker Non-Votes

         Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting, who will determine whether or not a quorum is present. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares of common stock will constitute a quorum. Shares represented by a proxy or in person at the meeting, including shares represented by proxies that reflect abstentions, will be counted as present in the determination of a quorum. An abstention as to any particular matter, however, does not constitute a vote "for" or "against" such matter. "Broker non-votes" (i.e. where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions.

Deadline for Receipt of Stockholder Proposals

         Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 2002 annual meeting must be received by the Company no later than February 15, 2002 in order to be included in the proxy statement and form of proxy relating to that meeting. Any such proposal should be addressed to the Company's Chief Financial Officer and delivered to the Company's principal executive offices at 1306 Squire Court, Dulles, Virginia 20166.

Annual Report

         The Company's Annual Report to Shareholders, which includes its Annual Report on Form 10-K for the fiscal year ended October 31, 2000, is enclosed with this Proxy Statement. The Annual Report contains financial and other information about the activities of the Company, but is not incorporated into this Proxy Statement and should not be considered part of this proxy soliciting materials.

                              ELECTION OF DIRECTORS

                                  (Proposal 1)

         The Directors of the Company are divided into three classes with staggered terms. Two Directors, the Class I Directors, were elected at the 1999 Annual Meeting to serve three-year terms and until their successors are elected and duly qualified. Two Directors, the Class II Directors, were elected at the 2000 Annual Meeting to serve three year terms. Five Directors, one Class I Director, one Class II Director and three Class III Directors, are to be elected at the 2001 Annual Meeting. Jay Kaplowitz and James Bruno, have been nominated by the Board of Directors for re-election to the Board of Directors as Class I and Class II Directors, respectively, at the Annual Meeting. Thomas P. Dunne, Edward Spear and Ben Krieger have been nominated by the Board of Directors for re-election to the Board of Directors as Class III Directors at the Annual Meeting. Unless authorization is withheld, the persons named, as proxies will vote FOR the election of the nominees of the Board of Directors named above. Each nominee has agreed to serve if elected. In the event that any nominee shall unexpectedly be unable to serve, the proxies will be voted for such other person as the Board of Directors may designate.

         In fiscal year 2000, the Board of Directors met 5 times. All directors attended at least 75% of the meetings.

         The affirmative vote of a plurality of the shares of common stock present in person or by proxy and actually voting at the meeting is required to elect each nominee for Director.

         The Board of Directors recommends that shareholders vote "For" each of the Nominees.

Directors and Executive Officers

         Set forth below is certain information regarding the directors, including the nominees, and executive officers of the Company:

------------------------------------------ -------- -------------------------------------------------------------
Name                                       Age      Position
------------------------------------------ -------- -------------------------------------------------------------
Thomas P. Dunne                            58       Chairman of the Board, Chief Executive Officer, Class III
                                                    Director

------------------------------------------ -------- -------------------------------------------------------------
Edward Spear                               53       President, Chief Operating Officer, Class III Director

------------------------------------------ -------- -------------------------------------------------------------
Claudia N. Dunne                           41       Class I Director

------------------------------------------ -------- -------------------------------------------------------------
Jay M. Kaplowitz                           54       Class I Director

------------------------------------------ -------- -------------------------------------------------------------
VADM E. A. Burkhalter, Jr. USN             71       Class II Director

------------------------------------------ -------- -------------------------------------------------------------
James Bruno                                65       Class II Director

------------------------------------------ -------- -------------------------------------------------------------
Benjamin Krieger                           65       Class III Director
------------------------------------------ -------- -------------------------------------------------------------

         All Directors are elected to staggered three-year terms. Each Director holds office until a successor is elected and qualified unless the Director dies, resigns, or is removed from office. Executive officers hold office until their successors are chosen and qualified, subject to earlier removal by the Board of Directors. There are currently seven Directors on the Company's Board of Directors. Set forth below is a biographical description of each executive officer and Director of the Company:

Thomas P. Dunne has been Chairman and Chief Executive Officer of the Company since he founded the company in 1987. From 1982 to 1987, Mr. Dunne was the Director of Sales of Syntrex, Inc., a corporation that supplies computer hardware and software to the legal profession. Prior thereto, Mr. Dunne spent 12 years with the computer division of Perkin Elmer Corporation, where he held several positions, including Director of North American Sales. Mr. Dunne also served in the United States Army for two years where he was a Senior Instructor with the Army Electronics Command. Mr. Dunne is married to Claudia N. Dunne, a Class I Director of the Company.

Edward Spear was appointed by the Board of Directors as President, Chief Operating Officer and Class III Director of the Company in September 2000. Mr. Spear was appointed by the Board of Directors as a Class III Director to fill a vacancy. Prior to his current position he held various management positions in operations with the Company since 1995. From 1992 to 1995 Mr. Spear owned and operated his own business. From 1989 to 1992, Mr. Spear was Vice President of Operations for NRM Steelastic, a company engaged in the manufacture of capital equipment. Prior thereto, Mr. Spear was a Vice President of C3, Inc., a federal computer systems integrating company, which he joined in 1974.

Claudia N. Dunne, a co-founder of the Company, has been a Class I Director of the Company since its inception. From 1985 to 1987, Ms. Dunne was a Federal Proposal Manger for Syntrex, Inc. From 1983 to 1985, Ms. Dunne was Proposal Manager for Harris and Paulson, which also sold minicomputers and proprietary time and accounting software for law firms. Ms. Dunne is married to Thomas P. Dunne, the Chairman and Chief Executive Officer of the Company.

Jay M. Kaplowitz was appointed by the Board of Directors as a Class I Director in September 2000 to fill a vacancy. Mr. Kaplowitz is a founding partner of the law firm Gersten, Savage & Kaplowitz, LLP, the Company's Securities Counsel in the United States. Mr. Kaplowitz has more than twenty-five years experience in corporate, banking and securities law. He has negotiated and structured numerous financial and business transactions and has extensive expertise in public and private equity and debt offerings. Mr. Kaplowitz has been a director of D.G. Jewelry, a publicly-held company listed on NASDAQ, since August 10, 2000.

James Bruno was appointed by the Board of Directors as a Class II Director in September 2000 to fill a vacancy. Mr. Bruno is currently an independent management consultant. He has served as consultant to the Company during 1997 and 1998. From 1993 to 1997, he was President of Sinnott Bruno & Co., a management consulting firm. In 1979, Mr. Bruno co-founded Syntrex, Inc., a computer hardware and software company where he served in various positions including President through 1992. Prior to his employment with Syntrex, Mr Bruno served as President of the Computer Division of Perkin Elmer Corporation.

Vice Admiral E. A. Burkhalter, Jr., USN (Ret.) has been a Class II Director of the Company since January 1997. Mr. Burkhalter is currently the President of Burkhalter Associates, Inc.; a consulting firm providing services in the areas of international and domestic strategy, management policy and technology applications, for both government and industry. Mr. Burkhalter spent 40 years as a member of the United Stated Navy, during which time he held several positions, including Director of Strategic Operations for the Chairman of the Joint Chiefs of Staff. He is currently the Chairman of the Attorney General's Policy Advisory Panel for Law Enforcement Technology, a member of the Director of Central Intelligence (DCI) Military Advisory Panel and an advisor to the Defense Intelligence Agency. He is also an Officer and Director of the Navy Submarine League.

Benjamin Krieger has been a Class III Director of the Company since September 1999. Mr. Krieger is currently a Partner with Corporate Development International (CDI). He joined CDI in 1990 specializing in the Pulp & Paper, Packaging, Graphic Arts and Distribution Industries. CDI is an international consulting firm specializing in company search (mergers, acquisitions, divestitures, joint ventures and strategic alliances) for its clients. Prior to his current employment, Mr. Krieger was President, CEO and a Director of Ris Paper Company of Garden City, New York. Mr. Krieger began his career with Mead Corporation and was President of several of their distribution companies over his 25 year tenure.

Committees of the Board

         The Board of Directors has an Audit Committee (the "Audit Committee"), the members of which are VADM Burkhalter, Jay Kaplowitz and James Bruno. The Audit Committee is composed of independent directors, as defined under the applicable NASDAQ listing rule. The Audit Committee functions pursuant to a written charter which was adopted by the Board during the past year and is attached hereto as Appendix 1. The Audit Committee has such powers as may be assigned to it by the Board of Directors from time to time. It is currently charged with, among other things, recommending to the Board of Directors the engagement or discharge of independent public accountants, reviewing the plan and results of the auditing engagement with the independent auditors of the Company and with the officers of the Company, reviewing with the officers of the Company the scope and nature of the Company's internal accounting controls and reporting to the Board of Directors on the Audit Committee's activities, conclusions and recommendations. During fiscal 2000, the Audit Committee met on two occasions.

         The Board of Directors has a Compensation Committee (the "Compensation Committee"), the members of which are Thomas P. Dunne, Edward Spear, Jay Kaplowitz and James Bruno. The Compensation Committee has such powers as may be assigned to it by the Board of Directors from time to time. It is currently charged with, among other things, determining compensation packages for the Chief Executive Officer and the President and Chief Operating Officer of the Company, establishing salaries, bonuses and other compensation for the Company's executive officers and with administering the Company's 1997 Incentive Stock Option Plan (the "1997 Plan"), the Company's 1998 Employee Stock Purchase Plan (the "1998 Purchase Plan"), and recommending to the Board of Directors changes to such plans. During fiscal 2000, the Compensation Committee met on two occasions.

         The Board of Directors has an Executive Committee (the "Executive Committee"), the members of which are Thomas P. Dunne, Edward Spear and James Bruno. The Executive Committee has such powers as may be assigned to it by the Board of Directors from time to time. It is currently charged with, among other things, recommending to the Board of Directors the criteria for candidates to the Board of Directors, the size of the Board of Directors, the number of committees of the Board of Directors and their sizes and functions, and the nomination and selection of Board of Directors' candidates and committee members and rotation of committee members. In addition, the Executive Committee is responsible for establishing and implementing an annual evaluation process for the chief executive officer and the Board of Directors and periodically assessing the overall composition of the Board of Directors to ensure an effective membership mix and, when appropriate, recommending to the Board of Directors a chief executive officer succession plan and succession process. The Executive Committee met once during fiscal 2000.

Compensation of Directors

         The Company has not paid and does not presently propose to pay, compensation to any Director for acting in such capacity, except for nominal sums for attending Board of Directors meetings and reimbursement for reasonable expenses in attending those meetings. In September 2000, the Company granted each of its outside Directors a stock option to purchase 50,000 shares of the Company's common stock at an exercise price of $1.22 per share. The Company believes the exercise price of $1.22 per share was the fair market value at the time of the grants. All of the options granted to the outside directors were pursuant to the Company's 1997 Stock Option Plan described below.

Executive Compensation

         The following table sets forth certain information regarding compensation paid by the Company during each of the last three fiscal years to the Company's Chief Executive Officer and to each of the Company's executive officers who were paid in excess of $100,000 ("Named Officers").

                           Summary Compensation Table

Name and Principal Position                                                                              Number of Options
---------------------------                                                                                   Granted
                                                                                                             Long-Term
                                                                               Annual Compensation          Compensation
                                                                               -------------------          ------------

                                                                    Year      Salary ($)       Bonus ($)
                                                                    ----      ----------       ---------

Thomas P. Dunne...............................................      2000       $240,000            -0-             -0-
Chairman and Chief ExecutiveOfficer                                 1999       $240,000            -0-             -0-
                                                                    1998       $240,000            -0-             -0-

Edward Spear..................................................      2000       $200,000            -0-         200,000
President, Chief Operating Officer and Director                     1999       $135,000            -0-          30,000
                                                                    1998       $115,000            -0-             -0-

Kevin M. Murphy
Vice President, Finance and Administration                          2000       $125,000            -0-          45,000

Option Grants in Last Fiscal Year

         The following table sets forth information concerning stock options granted to each of the executives named in the Summary Compensation Table for the fiscal year ending October 31, 2000:

                                                                                          Potential Realizable Value at
                                          Percentage of                                   Assumed Annual Rates of Stock
                                            Total of                                      Price Appreciation for Option
                          Number of          Options                                                Term (1)
                           Shares          Granted to                                               --------
                         Underlying         Employees        Exercise
                          Options            During          Price Per      Expiration
        Name              Granted          Fiscal Year         Share           Date            5%              10%
        ----              -------          -----------         -----           ----            --              ---

Edward Spear               100,000            8.72%           $1.25          11/29/04        $3,000            $36,000
Edward Spear               100,000            8.72%           $1.22          09/01/05        $6,000            $39,000
Kevin Murphy                10,000             .87%           $1.25          11/29/04         $ 300             $3,600
Kevin Murphy                40,000            3.50%           $1.22          09/01/05        $2,400            $15,600

------------
(1) The amounts shown in these columns represent the potential realizable values using the options granted and the exercise price. The assumed rates of stock price appreciation are set by the Securities and Exchange Commission's executive compensation disclosure rules and are not intended to forecast appreciation of the Common Stock.


                          Fiscal Year-End Option Values

         To date, no options have been exercised by the executives named in the Summary Compensation Table. The following table sets forth certain information concerning the number of shares covered by both exercisable and unexercisable stock options as of October 31, 2000. Also reported are values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of October 31, 2000.


                        Number of Shares Subject to Unexercised Options     Value of In-the-Money Options at Fiscal
                                      at Fiscal Year-End                                  Year End(1)

Name                        Exercisable              Unexercisable             Exercisable           Unexercisable
----                        -----------              -------------             -----------           -------------

Edward Spear                     26,250                    218,750                  -                      -
Kevin Murphy                      6,250                     68,750                  -                      -

-------------
(1) Based on the closing bid price of the Company's Common Stock of $1.00 per share on October 31, 2000.

Employment Agreements

         The Company has an employment agreement with Thomas P. Dunne. The agreement for Mr. Dunne has a term of three years commencing April 1997 and automatically renews for additional one year terms unless terminated by either the Company or the employee. The agreement provides for a $240,000 salary and a bonus at the discretion of the Company's Board of Directors. The bonus may not exceed the lesser of 5% of the Company's pre-tax income for the preceding fiscal year or $250,000.

Incentive Stock Option Plan

         Under the Company's 1997 Stock Option Plan (the "Option Plan"), options to purchase a maximum of 2,500,000 shares of common stock of SteelCloud (subject to adjustments in the event of stock splits, stock dividends, recapitalizations and other capital adjustments) may be granted to employees, officers and directors of the Company and certain other persons who provide services to the Company. As of the date hereof, 1,841,933 options to purchase common stock are outstanding pursuant to the Option Plan

Employee Stock Purchase Plan

         In August, 1998, the Board adopted an Employee Stock Purchase Plan (the "Purchase Plan") whereby employees may purchase Company stock through a payroll deduction plan. The purchase price of the stock is 85% of the market price. All employees, including officers but not directors, are eligible to participate in this plan. None of the Named Officers participated in this plan during fiscal 2000. Executive officers whose stock ownership of the Company exceeds five percent of the outstanding common stock are not eligible to participate.

Retirement Plans

         The Company established a discretionary contribution plan effective May 1, 1999 (the "401(k) Plan") for its employees who have completed one month of service with the Company. The 401(k) Plan is administered by Merrill Lynch and permits pre-tax contributions by participants pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), up to the maximum allowable contributions as determined by the Code. The Company may match participants' contributions on a discretionary basis. In fiscal 2000, the Company contributed $.50 for each $1.00 contributed by the employee up to a maximum of 6% of the employee's annual compensation.

Compensation Committee Interlocks and Insider Participation

         The Company's Board of Directors has a Compensation Committee comprised of Thomas Dunne, Edward Spear, Jay Kaplowitz and James Bruno. Mr. Dunne is the Chief Executive Officer and Chairman of the Board of the Company.

Board Audit Committee Report

         The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended October 31, 2000 with management and has received the written disclosures and the letter from Ernst & Young LLP, the Company's independent auditors, required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committee). The Audit Committee has also discussed with Ernst & Young LLP the Company's audited financial statements for the fiscal year ended October 31, 2000, including among other things the quality of the Company's accounting principles, the methodologies and accounting principles applied to significant transactions, the underlying processes and estimates used by management in its financial statements and the basis for the auditor's conclusions regarding the reasonableness of those estimates, and the auditor's independence, as well as the other matters required by Statement on Auditing Standards No. 61 of the Auditing Standards Board of the American Institute of Certified Public Accountants.

         Based on these discussions with Ernst & Young LLP and the results of the audit of the Company's financial statements, the Audit Committee members recommended unanimously to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2000.

         The members of the Audit Committee are VADM Burkhalter, Jr., James Bruno and Jay Kaplowitz. Each of the above named Audit Committee members are independent directors as defined by the NASD's rules.

Board Compensation Committee Report on Executive Compensation

         The Company's officer compensation policy is to offer a package that includes a competitive salary, an incentive bonus based upon achievement of the Company's financial objectives and of individual performance goals, and competitive benefits. The Company also encourages broad-based employee ownership of Company stock through a stock option program in which key employees, who own less than 5% of the outstanding stock, are eligible to participate. The Company's compensation policy for officers is similar to that for other employees, and is designed to promote continued performance and attainment of corporate and personal goals.

         The Compensation Committee of the Board of Directors reviews and approves individual officer salaries, bonus plan financial performance goals and bonus plan allocations. The Committee also reviews guidelines for compensation, bonus, and stock option grants for all employees. Officers of the Company are paid salaries in line with their responsibilities and experience. These salaries are structured to be within the range of salaries paid by competitors in the computer and other relevant industries.

         Executive officers also participate in a cash bonus plan. Each executive officer is eligible for financial performance bonuses of up to 5% of pre-tax income of the Company, not to exceed $250,000.

Stock Performance Graph

         The following graph compares the cumulative total return on the Company's common stock since its initial public offering, in April 1997, with the Russell 3000 Index and the Nasdaq Computer and Data Index during the same period. The graph shows the value, at the end of each fiscal quarter, or $100 invested in the Company's common stock or the indices on April 28, 1997, the date of the Company's initial public offering, and assumes reinvestment of all dividends. The graph depicts the change in the value of the Company's common stock relative to the noted indices as of the end of each fiscal quarter and not for any interim period. Historical stock price performance is not necessarily indicative of future stock performance.


                                [GRAPH OMITTED]

Dunn Computer Corporation Stock Performance Chart

              Measurement            Dunn Closing        DNCC      R3000 CP     Russell 3000       NICP     Nasdaq
              -----------            ------------        ----      --------     ------------       ----     ------
                Period                  Price*                                     Index                     Index
                ------                  ------                                     -----                     -----
            May-97............            8.50          100.00      470.600        100.00        594.750    100.00
            Aug-97............            6.88           80.88      504.740        107.24        687.550    115.60
            Nov-97............            8.25           97.06      533.080        113.26        664.950    111.80
            Feb-98............            8.31           97.80      583.580        123.99        761.300    128.00
            May-98............            8.06           94.86      601.060        127.71        742.880    124.91
            Aug-98............            3.50           41.88      514.670        109.35        713.800    120.02
            Oct-98............            2.88           33.82      590.080        125.37        857.760    144.22
            Jan-99............            4.19           49.29      686.630        145.89       1371.800    230.65
            Apr-99............            2.09           24.59      715.490        152.02       1293.830    217.54
            Jul-99............            2.75           32.35      712.370        151.36       1365.120    229.53
            Oct-99............            1.19           14.00      726.500        154.36       1613.720    271.33
            Jan-00............            2.63           30.88      761.730        161.84       2212.470    372.00
            Apr-00............            2.44           28.68      797.060        169.35       2253.900    378.97
            Jul-00............            1.75           20.59      781.090        165.96       2243.840    377.27
            Oct-00............            1.00           11.76      788.020        167.43       1986.810    334.06

          Amount invested.....          100.00
            IPO Price.........            8.50                       470.66                      594.75


*for May 97, price is IPO price; all other figures are closing price.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information, as of the date hereof, with respect to the beneficial ownership of the common stock by each beneficial owner of more than 5% of the outstanding shares thereof, by each director, each nominee to become a director and each executive named in the Summary Compensation Table and by all executive officers, directors and nominees to become directors of the Company.

             Name and Address of                    Number of Shares            Percentage of
              Beneficial Owner                        Common Stock               Outstanding
              ----------------                     Beneficially Owned            Common Stock
                                                   ------------------         Beneficially Owned
                                                                              ------------------

Thomas P. Dunne (1)..........................         2,399,375(2)                           25.7%
Claudia N. Dunne (1).........................         2,399,375(3)                           25.7%
VADM E.A. Burkhalter (1).....................           125,000(4)                    *
Ben Krieger(1)...............................            70,000(4)                    *
Jay Kaplowitz (1)............................            50,000(4)                    *
James Bruno (1)..............................            50,000(4)                    *
Edward Spear, President & COO (1)............           279,000(5)                    *
Kevin M. Murphy, Vice President (1)..........            90,000(6)                    *

All Executive Officers and Directors as a
  Group (8 persons)..........................            3,063,375                           31.2%

-----------------
     *   less than 1%

(1) The address of each of such individuals is c/o Dunn Computer Corporation d/b/a SteelCloud Company, 1306 Squire Court, Dulles Virginia 21066.

(2) Includes 560,000 shares of Common Stock held by Claudia Dunne, the Company's Vice President, and Mr. Dunne's wife, of which Mr. Dunne disclaims beneficial ownership.

(3) Includes 1,839,375 shares of Common Stock held by Thomas Dunne, the Company's Chairman and CEO, and Ms. Dunne's husband, of which Ms. Dunne disclaims beneficial ownership.

(4) Represents shares of the Company's Common Stock underlying stock options granted pursuant to the 1997 Stock Option Plan.

(5) Includes 245,000 shares of Common Stock underlying stock options granted pursuant to the 1997 Stock Option Plan.

(6) Includes 75,000 shares of Common Stock underlying stock options granted pursuant to the 1997 Stock Option Plan.


Certain Transactions

There were no transactions required to be disclosed between the Company and its Officers and Directors for the fiscal year ended October 31, 2000.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's common stock to file reports of ownership and changes in ownership of the Company's common stock with the Securities and Exchange Commission and Nasdaq. Based solely on a review of the copies of such reports and written representations from the reporting persons that no other reports were required, the Company believes that during the fiscal year ended October 31, 2000, its executive officers, directors and greater than ten percent shareholders filed on a timely basis all reports due under Section 16(a) of the Exchange Act.

       RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT
                                   ACCOUNTANTS
                                  (Proposal 2)

         Subject to ratification by the shareholders, the Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending October 31, 2001. Fees for the last annual audit were approximately $135,000 and all other fees were approximately $55,000, including audit related services of $30,000 and nonaudit services of approximately $25,000. Audit related services generally include fees for pension and statutory audits, business acquisitions, accounting consultations and SEC registration statements. Ernst & Young LLP has audited the Company's financial statements since 1996.

         The affirmative vote of the holders of a majority of the Company's common stock represented and voting at the meeting will be required to ratify the Board of Director's selection of Ernst & Young LLP.

         The Board of Directors recommends a vote for the ratification of the appointment of Ernst & Young, LLP as the Company's independent auditors for the upcoming fiscal year.

         A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement, and will be available to answer questions from shareholders.

                      AMENDMENT TO ARTICLES OF INCORPORATON
                                  (Proposal 3)

         The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Articles of Incorporation that would change the Company's name from Dunn Computer Corporation to SteelCloud Company. The Company is currently doing business as (d/b/a) SteelCloud Company.

         The affirmative vote of the holders of a majority of the Company's common stock represented and voting at the meeting will be required to ratify the amendment to the Company's Articles of Incorporation to change the Company's name.

         The Board of Directors recommends a vote for the ratification and approval of an amendment to the Company's Articles of Incorporation to change the Company's name from Dunn Computer Corporation to SteelCloud Company.

                                  OTHER MATTERS

         There is no reason to believe that any other business will be presented at the Annual Meeting; however, if any other business should properly and lawfully come before the Annual Meeting, the proxies will vote in accordance with their best judgment.

                                             BY ORDER OF THE BOARD OF DIRECTORS

February 28, 2001                           /s/ Thomas P. Dunne

                                            Thomas P. Dunne
                                            Chairman and Chief Executive Officer
Dulles, Virginia

                            Dunn Computer Corporation
                            D/B/A SteelCloud Company
                  Annual Meeting of Stockholders--May 15, 2001
           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints Claudia N. Dunne, with full power of substitution, proxy to vote all of the shares of Common Stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Dunn Computer Corporation, to be held at the Company's principal executive offices located at 1306 Squire Court, Dulles, Virginia, on May 15, 001 at 10:00 a.m. local time and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated February 28, 2001 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

This Proxy is solicited on behalf of Dunn Computer Corporation d/b/a SteelCloud Company Board of Directors.

1. To elect one Class I director to serve until the 2002 Annual Meeting of Stockholders.

         Jay M. Kaplowitz

                  / / FOR           / / WITHHELD

         To elect one Class II director to serve until the 2003 Annual Meeting of Stockholders.

         James Bruno

                  / / FOR           / / WITHHELD

         To elect three Class III director to serve until the 2004 Annual Meeting of Stockholders.

         Thomas P. Dunne           Edward Spear               Ben Krieger

                  / / FOR ALL NOMINEES      / / WITHHELD FOR ALL NOMINEES

         INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided below:




2. To ratify the appointment of Ernst & Young, LLP as the Company's independent auditors for the ensuing year.

                  / / FOR          / / AGAINST       / / ABSTAIN


3. To ratify and approve an amendment to the Company's Articles of Incorporation to change the Company's name to SteelCloud Company.

                  / / FOR          / / AGAINST       / / ABSTAIN

4. In their discretion, upon such other matter or matters that may properly come before the meeting, or any adjournments thereof.



                 (Continued and to be signed on the other side)

(Continued from other side)

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Please mark, date, sign and mail your proxy promptly in the envelope provided.


                                           Date: ________________________, 2001



                                                    (Print name of Stockholder)



                                                    (Print name of Stockholder)



                                                    Signature


                                                    Signature

                                           Number of Shares

                                           Note:    Please sign exactly as name
                                                    appears in the Company's
                                                    records. Joint owners should
                                                    each sign. When signing as
                                                    attorney, executor or
                                                    trustee, please give title
                                                    as such.

      PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                   APPENDIX I

                            DUNN COMPUTER CORPORATION
                          DBA STEELCLOUD ("STEELCLOUD")
                             AUDIT COMMITTEE CHARTER
                         (AS AMENDED, FEBRUARY 20, 2001)

Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management of the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management of the Company. All committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

      o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

      o The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal and independent auditors, with and without management present, to discuss the results of their examinations.

      o The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

      o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

APPROVAL

The members of the Audit Committee hereby approve this charter, as amended, for the Audit Committee of SteelCloud.

 /s/ VADM Burkhalter                                    Dated: February 20, 2001
--------------------------------
     VADM Burkhalter, Jr

 /s/ James Bruno                                        Dated: February 20, 2001
--------------------------------
     James Bruno

 /s/ Jay Kaplowitz                                      Dated: February 20, 2001
--------------------------------
     Jay Kaplowitz